Contingent consideration	12 Months Ended
Jun. 30, 2025
Contingent Consideration [Abstract]
Disclosure Of Contingent Consideration Liabilities	Contingent consideration
Accounting policy
Contingent consideration is initially recognised at fair value in accordance with IFRS 3. Changes in the fair value of the liability subsequent to initial recognition are included in the income statement.

Critical accounting estimates and judgements
The contingent consideration liability comprises of the contingent consideration included as part of the consideration transferred for the acquisition of the Mponeng operations and related assets and Eva Copper.
The Mponeng contingent consideration liability was valued using the discounted cash flow valuation method. As at
30 June 2025, the contingent consideration was valued using a post-tax real discount rate of 10.8% (2024: 10.5%). Refer to note 14 for exchange rate assumptions and other estimates used in the life-of-mine plans.
The Eva Copper contingent consideration liability was valued using a probability weighted method for the new resource payment and a discounted cash flow valuation for the excess payment. Refer to note 13 for further details on the assumptions applied on initial recognition. As at 30 June 2025, the contingent consideration was valued using a post-tax nominal discount rate of 11.4%
(2024: 11.4%).
The fair value calculated for the contingent consideration liability is level 3 in the fair value hierarchy due to the use of unobservable inputs.

The contingent consideration liability is attributable to the following business combinations:

	SA Rand
Figures in million	2025	2024
Mponeng (a)	676	587
Eva Copper (b)	781	378
Total contingent consideration	1 457	965
(a)The contingent consideration for Mponeng has two parts associated with it. The first part consists of US$260 per ounce payable on all underground production from the Mponeng, Savuka and Tau Tona mines in excess of 250 000 ounces per year for six years commencing 1 January 2021. The second part is subject to US$20 per ounce payable on underground production from the Mponeng, Savuka and Tau Tona mines sourced from levels developed in the future below the current infrastructure.
The remeasurement for both parts during the 2025 financial year amounted to R427 million (2024: R291 million), mainly as a result of changes in the production profile.
(b)The contingent consideration for Eva Copper is subject to two criteria. The first criteria is a maximum of US$30 million payable via a 10% sharing of net incremental revenue above US$3.80/Ib Cu (excess payment). The second criteria is a maximum US$30 million payable on a new copper resource discovered and declared within the acquired tenements, calculated using a resource multiple of US$0.03/Ib Cu (new resource payment). These criteria are applicable for the entire life of the operation until the maximum payments are reached.
The remeasurement for the 2025 financial year amounted to R403 million (2024: R193 million). This increase was predominantly as a result of the declaration of additional mineral resources and includes an amount of R264 million which is due in September 2025.
27Contingent consideration continued
The movement in the contingent consideration liability is as follows:

	SA Rand
Figures in million	2025	2024
Balance at beginning of year	965	589
Payment of Mponeng contingent consideration liability	(338)	(108)
Remeasurement of contingent consideration	830	484
Balance at end of year	1 457	965
Current portion of contingent consideration	481	115
Non-current portion of contingent consideration	976	850